Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525
MANAGED PORTFOLIO SERIES
Jackson Square Large-Cap Growth Fund
Investor Class (JSPJX)
Institutional Class (JSPIX)
IS Class (DPLGX)
Jackson Square SMID-Cap Growth Fund
Investor Class (JSMVX)
Institutional Class (JSMTX)
IS Class (DCGTX)
(each, a "Fund" and together, the “Funds”)
Supplement dated August 29, 2025, to the Summary Prospectus,
Prospectus and Statement of Additional Information,
each dated February 28, 2025, as supplemented
At a meeting held on August 5, 2025, based upon the recommendation of Jackson Square Partners,
LLC, the Funds’ investment adviser (the “Adviser”), the Board of Trustees of Managed Portfolio Series
(the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”)
providing for the proposed reorganization of each of the Funds with and into the Spyglass Growth Fund
(the “Acquiring Fund”), a series of Manager Directed Portfolios (each, a “Reorganization,” and together, the “Reorganizations”).
Each Reorganization is subject to approval by shareholders of the applicable Fund, and shareholders of each Fund will vote separately on the applicable Reorganization. If shareholders of a Fund approve the
Reorganization, shares of the Fund would be exchanged for shares of the Acquiring Fund equal in value to the shares of the Fund held immediately prior to the applicable Reorganization.
Spyglass Capital Management LLC ("Spyglass") serves as the investment adviser to the Acquiring
Fund. After the Reorganizations, Spyglass will continue to serve as the Acquiring Fund's investment adviser. The Funds and the Acquiring Fund have identical investment objectives. The Funds and the
Acquiring Fund also invest primarily in common stocks of growth-oriented companies although the permissible market capitalization ranges of each Fund differ. In particular, the Acquiring Fund invests in small-cap and mid-cap companies with a smaller market capitalization than companies typically held by the Jackson Square Large-Cap Growth Fund.
The investment advisory fee rate payable by the Acquiring Fund is greater than the investment advisory fee rate payable by each of the Funds. In addition, under the terms of the current expense limitation agreement applicable to the Acquiring Fund, the annual fund operating expenses payable by shareholders of each class of the Funds, except for Investor Class shareholders of the Jackson Square
SMID-Cap Growth Fund, are expected to go up in connection with the Reorganizations. The expense limitation agreement in place for the Acquiring Fund renews automatically for additional one-year periods upon approval by the Board of Trustees of Manager Directed Portfolios (the "MDP Board")
unless terminated with the consent of the MDP Board. If the expense limitation agreement applicable to the Acquiring Fund were to terminate, the expenses payable by shareholders of the Funds following the
Reorganizations would increase further.
The special joint meeting of shareholders of the Funds is expected to be held on October 24, 2025, and each Reorganization, if approved, is expected to occur during the fourth quarter of 2025. A notice of the joint special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy
Statement”) for the Reorganizations, seeking Fund shareholder approval of the Plan of Reorganization, will be sent in the near future to shareholders of each Fund. The Proxy Statement will contain important information about the Reorganizations and the Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees, and expenses.
The Reorganizations will not affect the value of your account’s investment in the respective Fund at the time of the Reorganization. The Reorganizations are expected to be treated as tax-free reorganizations for federal income tax purposes.
Fund shareholders may continue to purchase and sell shares of the Funds until the last business day before the closing of the Reorganization, subject to the limitations described in the Prospectus.
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Please retain this supplement for your reference